                                                                EXHIBIT 10.11


                                                                 EXECUTION COPY

                                WARRANT AGREEMENT

                           Dated as of April 18, 2000

                                 by and between

                          DIGITALCONVERGENCE.:COM INC.

                                       and

                             NBC-DCCI HOLDING, INC.


         THIS WARRANT AGREEMENT (this "AGREEMENT") is made and entered into as of April 18, 2000 by and between DIGITALCONVERGENCE.:COM INC., a Delaware corporation (the "COMPANY"), and NBC-DCCI Holding, Inc., a California corporation ("Holder").

         WHEREAS, the Company agrees to issue Common Stock warrants as hereinafter described (the "WARRANTS") to purchase shares of Common Stock (as defined below), in such number and at such price determined in accordance with this Agreement. Each Warrant entitles the holder thereof to purchase one Warrant Share (as defined below).

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company and Holder, the parties hereto agree as follows:

         Section 1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company after the date hereof, other than shares of Common Stock issued or issuable: (i) upon conversion of shares of Preferred Stock; (ii) in a transaction described in Sections 11(a) and (b) hereof; (iii) pursuant to any stock option plan, stock purchase plan, stock award plan or stock incentive plan of the Company in any amount not more than fifteen percent (15%) of the fully diluted capital stock of the Company; (iv) the issuance of Series B Preferred or Series C Preferred pursuant to the Series B Preferred Purchase Agreement and the Series C Preferred Purchase Agreement; (v) upon the exercise or conversion of warrants or options outstanding on the date hereof; or (vi) upon the exercise of the Warrants or any other warrants issued to Holder.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the common stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution for, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

         "EXERCISE PRICE" means the purchase price to be paid upon the exercise of the Warrants in accordance with the terms hereof, which price, in the aggregate, shall initially be $18,762,225, subject to adjustment from time to time pursuant to SECTION 11 hereof. The initial Exercise Price per share shall be equal to $5.00, subject to adjustment from time to time pursuant to Section 11 hereof.

         "EXPIRATION DATE" means April 18, 2005, as the same may be extended pursuant to SECTION 6 hereof.

         "HOLDER" means NBC-DCCI Holding, Inc. and any other person who is the owner of Warrants as shown on the Warrant register maintained by the Company.

         "ISSUE DATE" means the date of the initial issuance of the Warrants, which shall be the date of this Agreement.

         "PREFERRED STOCK" shall mean, collectively, the Series A Convertible Preferred Stock, $.01 par value per share, of the Company, the Series B Preferred and the Series C Preferred.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         "RULE 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

         "SECURITIES ACT" means the Securities Act of 1933 or any successor statute and the rules and regulations promulgated thereunder.

         "SERIES B PREFERRED" shall mean the Series B Convertible Preferred Stock, $.01 par value per share, of the Company.

         "SERIES B PREFERRED PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement, to be dated as of April 25, 2000, by and among the Company and the investors party thereto, pursuant to which the investors have agreed, subject to the satisfaction of certain terms and conditions, to purchase shares of Series B Preferred.

         "SERIES C PREFERRED" shall mean the Series C Convertible Preferred Stock, $.01 par value per share, of the Company.

         "SERIES C PREFERRED PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement, to be dated as of April 25, 2000, by and among the Company and the investors party thereto, pursuant to which the investors have agreed, subject to the satisfaction of certain terms and conditions, to purchase shares of Series C Preferred.

         "WARRANT SHARES" means the fully paid and non-assessable shares of Common Stock issued or issuable upon the exercise of the Warrants.

         Section 2.        ISSUANCE OF WARRANTS; WARRANT CERTIFICATES.

         (a) The Warrants will be issued in the form of definitive certificates, substantially in the form of Exhibit A (the "WARRANT CERTIFICATES"). Each Warrant shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate.

         (b) The Warrants shall be initially issued on the Issue Date in the aggregate amount of 3,752,445 shares of Common Stock, subject to adjustment as herein provided, and shall be issued under one Warrant Certificate.

         Section 3. EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be signed on behalf of the Company by the Company's President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of, such person shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

         Section 4. REGISTRATION. The Company shall number and register the Warrant Certificates in a register as they are issued by the Company.

         The Company may deem and treat the person in whose name any Warrant is registered as the absolute owner(s) thereof, for all purposes, and the Company shall not be affected by any notice to the contrary.

         Section 5.        REGISTRATION OF TRANSFERS AND EXCHANGES.

         (a) TRANSFER AND EXCHANGE OF WARRANTS. When Warrants are presented to the Company with a request to register their transfer; or to exchange such Warrants for an equal number of Warrants of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the Warrants presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company, duly executed by the Holder thereof or by his attorney-in-fact, duly authorized in writing.

         (b)      LEGENDS.

                  Each Warrant Certificate (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall bear a legend in substantially the following form:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY AND THE SECURITIES DELIVERED UPON EXERCISE THEREOF MAY NOT BE EXERCISED, OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY AND THE SECURITIES DELIVERED UPON THE EXERCISE THEREOF IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY AND THE SECURITIES DELIVERED UPON EXERCISE HEREOF MAY BE EXERCISED, RESOLD, PLEDGED OR OTHERWISE

         TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
         (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IN THE CASE OF (b), (c) or (d), UPON AN OPINION OF COUNSEL AND WRITTEN CERTIFICATION IF THE ISSUER, REGISTRAR OR TRANSFER AGENT FOR THE SECURITIES SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY AND THE SECURITIES DELIVERED UPON EXERCISE HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN
         (A) ABOVE."

         (c)      OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF
         WARRANTS.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute in accordance with the provisions of SECTION 4 and this SECTION 5, Warrants as required pursuant to the provisions of this SECTION 5. Notwithstanding anything to the contrary contained herein, the Company shall refuse to register any transfer of the Warrants not made in accordance with Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided, however, that if a foreign law prevents the Company from refusing to register securities transfers, the Company shall implement other reasonable measures designed to prevent transfers of the Warrants not made in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

                  (ii) All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement, as the Warrants surrendered upon such registration of transfer or exchange.

                  (iii) Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant and the Company shall not be affected by notice to the contrary.

                  (iv) No service charge shall be made to a Holder for any registration of transfer or exchange.

         Section 6. TERMS OF WARRANTS; EXERCISE OF WARRANTS. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time and from time to time, in whole or in part, commencing on the date hereof and ending at 4:00 p.m., Dallas, Texas, time, on the Expiration Date, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares; provided, however, that no Holder shall be entitled to exercise such Holder's Warrants at any time, unless, at the time of exercise,
(i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act. Subject to the provisions of the following paragraph of this SECTION 6, each Warrant not exercised prior to 4:00 p.m., Dallas, Texas, time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

         The Company shall use its reasonable efforts to give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of 4:00 p.m., Dallas, Texas, time, on the Expiration Date. Notwithstanding the Company's failure to give such notice, the Expiration Date shall not be extended and, in no event will Holders be entitled to any damages or other remedy for the Company's failure to give such notice.

         A Warrant may be exercised upon surrender to the Company of the certificate or certificates evidencing the Warrant to be exercised with the form of election to purchase on the reverse thereof properly completed and signed, and upon payment to the Company of the Exercise Price as adjusted as herein provided, for each of the Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check, payable to the order of the Company. In the alternative, each Holder may exercise its right to receive Warrant Shares (i) on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a current market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued, (ii) by any Holder to whom the Company is indebted, by tendering indebtedness having an aggregate principal amount, plus accrued but unpaid interest, if any, thereon, to the date of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued, or (iii) by a combination of the procedures in clauses (i) and (ii). For purposes of the foregoing sentence, "current market value" of the Warrant Shares shall be as determined in accordance with Section 11(f) hereof. The Company shall notify the Holder in writing of any such determination of current market value.

         Subject to the provisions of SECTION 7 hereof, upon surrender of Warrants and payment of the Exercise Price as provided above, the Company shall promptly transfer to the Holder of such Warrant a certificate or certificates for the appropriate number of Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such certificate or certificates representing the Warrant Shares and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in SECTION 13. Any such certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the later of the date of the surrender of such Warrants and payment of the Exercise Price.

         The Warrants shall be exercisable commencing on the Issue Date, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this SECTION and of SECTION 3 hereof.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled. Such canceled Warrant Certificates shall then be disposed of in accordance with customary procedures.

         Section 7. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of the Warrant Certificates or the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant.

         Section 8. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity reasonably satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         Section 9. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from any preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         The transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in SECTION 13. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to SECTION 14 hereof.

         Before taking any action which would cause an adjustment pursuant to
SECTION 11 hereof that would reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the payment of the Exercise Price) will, upon issue, be duly and validly issued, fully paid, nonassessable, and free of preemptive rights and Liens.

         Section 10.       Intentionally Omitted.

         Section 11. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE. The number and kind of shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time (as set forth in the notices required by SECTION 14 hereof) as follows:

         (a) STOCK SPLITS, COMBINATIONS, ETC. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect and the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and evidenced by a Board resolution) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

         (b) RECLASSIFICATION, COMBINATIONS, MERGERS, ETC. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in PARAGRAPH (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a Holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 11. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The Company shall not effect any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or change of control unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or change of control, shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets, which, in accordance with the foregoing provisions, such Holder shall be entitled to purchase. The above provisions of this PARAGRAPH (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         (c) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) any Additional Shares of Common Stock without consideration or for a price per share less than either (i) the Exercise Price, as adjusted, or (ii) the current market price per share (as determined in accordance with Section 11(f) hereof) of Common Stock on the date of the issuance, sale, distribution or granting of such Additional Shares of Common Stock, then, effective upon such issuance or sale, (I) the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such issuance or sale multiplied by the greater of the Exercise Price or the current market price per share of Common Stock on the date of such issuance or sale plus (ii) the consideration, if any, received by the Company in respect of such issuance or sale, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such issuance or sale multiplied by (B) the greater of the Exercise Price or the current market price per share of Common Stock on the record date for such issuance or sale and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such issuance or sale by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (I) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

         (d) ISSUANCE OF OPTIONS OR CONVERTIBLE SECURITIES. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock (other than shares pursuant to any stock option plan, stock purchase plan, stock award plan or stock incentive plan of the Company in any amount not more than fifteen percent (15%) of the fully diluted capital stock of the Company) or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options (other than any other warrants issued to Holder) being herein called "OPTIONS" and any such convertible or exchangeable stock or securities (other than the issuance of Series B Preferred or Series C Preferred pursuant to the Series B Preferred Purchase Agreement and the Series C Preferred Purchase Agreement) being herein called "CONVERTIBLE SECURITIES") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and if the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than either (i) the Exercise Price, as adjusted, or (ii) the current market price (as determined in accordance with Section 11(f) hereof) per share of Common Stock on the date for the issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called a "DISTRIBUTION"), then, effective upon such Distribution, (I) the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the greater of the Exercise Price or the current market price per share of Common Stock on the date of such Distribution plus
(ii) the consideration, if any, received by the Company in respect of such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the greater of the Exercise Price or the current market price per share of Common Stock on the record date for such Distribution and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (I) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in PARAGRAPHS (j) AND (k) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

         (e) DIVIDENDS AND DISTRIBUTIONS. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend that, when added to all other cash dividends paid with respect to Common Stock in the one year prior to the declaration date of such dividend (excluding any such other dividend included in a previous adjustment of the Exercise Price pursuant to this PARAGRAPH (e) and excluding any cash dividends or other cash distributions from current or retained earnings), does not exceed 5% of the current market price per share of Common Stock on such declaration date), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the

Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then current market value (as determined in accordance with Section 11(f) hereof) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such current market price per share of Common Stock and (B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this PARAGRAPH (e) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

         (f) CURRENT MARKET PRICE. For the purpose of any computation of current market price under this Agreement, the current market price per share of Common Stock at any date shall be the daily closing price the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below). The term "TIME OF DETERMINATION" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the current market price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by PARAGRAPH (a), (b), (c), (d) OR (e) above. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq National or SmallCap Markets or any comparable system or (3) if the Common Stock is not listed on Nasdaq National or SmallCap Markets or a comparable system but a public market for the Common Stock exists, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this PARAGRAPH (f), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company and evidenced by a resolution of such Board, subject to the following dispute resolution right of the Holders of the Warrants. In the event that Holders of a majority of the Warrants dispute the determination of the Board of Directors, such Holders shall notify the Company and the current market price shall be determined in a reasonably prompt manner as follows:

         (1) The Company and Holders of a majority of the Warrants shall each appoint an independent, experienced appraiser who is a member of a recognized professional association of business appraisers. The two appraisers shall determine the value of shares of Common Stock at the relevant date, assuming a sale between a willing buyer and a willing seller, both of whom have full knowledge of the financial and other affairs of the Company, and neither of whom is under any compulsion to sell or to buy.

         (2) If the higher of the two appraisals is not more than 20% more than the lower of the appraisals, the current market price per share shall be the average of the two appraisals. If the higher of the two appraisals is 20% or more than the lower of the two appraisals, then a third appraiser shall be appointed by the two appraisers, and if they cannot agree on a third appraiser, the American Arbitration Association shall appoint the third appraiser. The third appraiser, regardless of who appoints him or her, shall have the same qualifications as the first two appraisers.

         (3) The current market price per share after the appointment of the third appraiser shall be the average of the two appraisals that are closest in value to each other.

         (4) The fees and expenses of the appraisers shall be paid one-half by the Company and one-half by the Holders.

         (g) CERTAIN DISTRIBUTIONS. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of PARAGRAPH (d) above, such Options or Convertible Securities shall be deemed to have been initially issued or sold on such date without consideration.

         (h) CONSIDERATION RECEIVED. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then current market value of such consideration (as determined in accordance with Section 11(f) hereof). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the current market price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

         (i) DEFERRAL OF CERTAIN ADJUSTMENTS. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Exercise Price; provided that any adjustments which by reason of this PARAGRAPH (I) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this SECTION shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000 of a share, as the case may be.

         (j) CHANGES IN OPTIONS AND CONVERTIBLE SECURITIES. If the exercise price provided for in any Options referred to in PARAGRAPH (d) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in PARAGRAPH (d) OR (e) above, or the rate at which any Convertible Securities referred to in PARAGRAPH (d) OR (e) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
SECTION 11), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

         (k) EXPIRATION OF OPTIONS AND CONVERTIBLE SECURITIES. If, at any time after any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to PARAGRAPH
(d), (e) OR (j) above or this PARAGRAPH (k), any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this SECTION 11 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

         (l) OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this SECTION 11, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this SECTION 11.

         (m) IPO VALUATION. If the aggregate market value of the shares of Common Stock of the Company outstanding immediately after the closing of the Company's initial public offering, determined utilizing the per share offering price in such offering (before deducting underwriting discounts and commissions), is less than $350,000,000, then the aggregate Exercise Price for the Warrants shall be reduced so that it is equal to 5% of such aggregate market value, and the initial Exercise Price per share shall be equal to the result of the aggregate Exercise Price divided by 3,752,445 (subject to adjustment from time to time pursuant to Section 11 hereof). Such initial Exercise Price, as determined pursuant to this Section 11(m), shall be further adjusted by any and all adjustments which were, or should have been, made pursuant to this Section 11 during the period from the date of this Agreement through the Company's initial public offering.

         Section 12. STATEMENT ON WARRANTS. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         Section 13. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this SECTION, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it equal to (i) the then current market price per share multiplied by such fraction computed to the nearest whole cent, less
(ii) an amount equal to the Exercise Price multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.


         Section 14. NOTICES TO HOLDERS. Upon any adjustment of the Exercise Price pursuant to SECTION 11, the Company shall promptly thereafter cause to be given to each of the registered Holders by first-class mail, postage prepaid, a certificate executed by the Chief Financial Officer of the Company setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence, absent manifest error, of the correctness of the matters set forth therein.

         In case:

                  (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                  (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in SECTION 11 hereof); or

                  (c) of any consolidation or merger to which the Company is a party for which approval of any shareholders of the Company is required and following which the shareholders of the Company before such consolidation or merger no longer hold at least 50% of the outstanding capital stock of the Company following the merger or consolidation, or of the conveyance or transfer of all or substantially all of the properties and assets of the Company, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock, or other transaction that would result in a change in control; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company proposes to take any other action that would require an adjustment of the Exercise Price or the number of Warrant Shares pursuant to SECTION 11; then the Company shall cause to be given to each of the registered Holders of the Warrants at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or change of control is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or change of control. The failure to give the notice required by this SECTION 14 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or change of control or the vote upon any action. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

         Section 15. REGISTRATION. The Company acknowledge that Holders of Warrants shall have the registration rights set forth in the First Amended and Restated Registration Rights Agreement, dated as of even date herewith (the "Registration Rights Agreement"), among the Company and the other parties thereto, including Holder.

         Section 16. REPORTS. For each fiscal quarter and each fiscal year of the Company, the Company will transmit by mail to all Holders, as their names and addresses appear in the register, without cost to such Holders, unaudited quarterly and audited annual financial statements of the Company prepared in accordance with GAAP. Beginning with the initial public offering of the Company and thereafter, whether or not the Company is subject to
Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall prepare the annual and quarterly reports and other information, and documents ("SEC REPORTS") as the Commission shall prescribe pursuant to such Section 13(a) or 15(d) and which the Company is or would be (if they were so subject) required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto (on or prior to the respective dates (the "REQUIRED FILING DATES") by which the Company is or would (if they were so subject) be required so to file such SEC Reports) and shall, within 15 days of the Required Filing Date transmit by mail to all Holders, as their names and addresses appear in the register, without cost to such Holders, copies of such annual and quarterly reports.

         Section 17. NOTICES TO COMPANY. Any notice or demand authorized by this Agreement to be given or made by the Holder of any Warrants to or on the Company shall be sufficiently given or made when and if deposited in the mail, first-class or certified, postage prepaid, or delivered via Federal Express overnight delivery or by facsimile (with confirmation of receipt), addressed (until another address is filed in writing by the Company), as follows:

                  DigitalConvergence.:Com Inc.
                  9101 N. Central Expressway
                  6th Floor
                  Dallas, Texas 75231
                  Telephone: (214) 292-6000
                  Telecopy:  (214) 861-2801
                  Attn:  Chief Financial Officer

         Any notice pursuant to this Agreement to be given by the Company to the Holder shall be sufficiently given when and if deposited in the mail, first-class or certified, postage prepaid, or delivered via Federal Express overnight delivery or by facsimile (with confirmation of receipt), addressed (until another address is filed in writing with the Company) to:

                  NBC-DCCI Holding, Inc.
                  c/o National Broadcasting Company, Inc.
                  30 Rockefeller Plaza
                  46th Floor (4618E)
                  New York, New York 10112
                  Attn:  Brandon Burgess
                  Telecopy:  (212) 664-3745

         with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attn:  Eric L. Cochran, Esq.
                  Telecopy:  (917) 777-2596

         Section 18. SUPPLEMENTS AND AMENDMENTS. The Company and Holder may from time to time supplement or amend this Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Holder may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrants. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Holders shall require the written consent of Holders representing a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates); provided, however, that the consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for in SECTION 11 hereof). Holder shall be entitled to receive and shall be fully protected in relying upon an officer's certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it does or does not, as the case may be, require the written consent of Holders to be effective hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

         Section 19. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

         Section 20. TERMINATION. This Agreement (other than any party's obligations with respect to Warrants previously exercised and with respect to indemnification) shall terminate at 4:00 p.m., Dallas, Texas, time on the Expiration Date.

         Section 21. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         Section 22.   BENEFITS OF THIS AGREEMENT.

         (a) Nothing in this Agreement shall be construed to give to any person other than the Company and the Holder of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holder of the Warrants from time to time.

         (b) Prior to the exercise of the Warrants, no Holder of a Warrants, as such, shall be entitled to any rights of a stockholder of a Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of or to participate in meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically and expressly provided for herein. The Holders of the Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

         (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

         Section 23. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

         (a)      CAPITALIZATION.

                  (i) As of the date hereof, the authorized, issued and outstanding shares of capital stock of the Company are as set forth in
         SCHEDULE 23(a).

                  (ii) Except as set forth on Schedule 23(a) hereto, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock, nor are any such issuances or arrangements contemplated, (b) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except as provided hereunder), (c) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof and (d) the Company has not reserved any shares of capital stock for issuance pursuant to any stock option plan or similar arrangement.

                  (iii) Copies of the certificate of incorporation of the Company and certificate of incorporation for each of its Subsidiaries (collectively, the "Certificate of Incorporation"), certified by the Secretary of State of the jurisdiction of incorporation of each such corporation, and of the by-laws of the Company and each of its Subsidiaries (collectively, the "By-Laws"), certified by the Secretary of each such corporation, heretofore delivered to the Holder are true and complete copies of such instruments as amended to the date of this Agreement. Such Certificates of Incorporation and By-Laws are in full force and effect as of the date hereof. Neither the Company nor its Subsidiaries is in violation of any provision of its Certificate of Incorporation or By-Laws. The books and records, minute books, stock record books, and other records of the Company, all of which have been made available to the Holder, are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute book(s) of the Company, all of which have been made available to the Holder, contains materially accurate and complete records of meetings held of, and corporate action taken by, the stockholders, the Board of Directors, and Committees of the Board of Directors of the Company.

                  (iv) Each outstanding share of Series A Convertible Preferred Stock, $.01 par value per share, of the Company was sold at a per share purchase price of $3,150. On January 4, 2000, a 630 for one stock split of Common Stock was effected by the Company. Each share of Series C Preferred has been or will be sold at a per share purchase price of $10.54. On or before April 25, 2000, the Company will have sold at least $30,000,000 of its Series C Preferred at a per share purchase price of $10.54.

         (b) DUE ISSUANCE AND AUTHORIZATION OF CAPITAL STOCK. All of the outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, except as set forth in Schedule 23(b) hereto, are free from preemptive rights.

         (c) ORGANIZATION. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted.

         (d) CONSENTS. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Warrant Shares) requires any consent of, authorization by, exemption from, filing with or notice to any governmental authority or any other person.

         (e) AUTHORIZATION; ENFORCEMENT. The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and to consummate the transactions contemplated hereby (including, without limitation, the issuance of the Warrant Shares). The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms.

         (f) NO CONFLICTS. The execution, delivery and performance, by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares) by the Company will not (a) result in a violation of the Certificate of Incorporation or By-Laws, (b) conflict with or result in the material breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company or any of its Subsidiaries is a party, (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any Subsidiary is bound or affected, or (d) result in the creation of any lien or encumbrance upon any of their assets.

         Section 24. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. Holder represents and warrants to the Company as follows:

         (a) CORPORATE EXISTENCE. The Holder is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

         (b) ACKNOWLEDGMENT OF RISKS. The Holder has carefully reviewed and understands the risks of, and other considerations relating to, this Agreement, the Warrants and the Warrant Shares.

         (c) ACQUISITION OF WARRANT SHARES. Upon exercise of the Warrants, Holder will acquire the Warrant Shares for its own account or for one or more separate accounts maintained by it and without the view to the distribution thereof within the meaning of the Securities Act or with any present intention of distributing or selling the Warrant Shares except in compliance with the Securities Act.

         (d) NO REGISTRATION. The Holder understands that (i) the Warrants and the Warrant Shares (A) have not been registered under the Securities Act or any state securities laws, (B) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (C) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws,
(ii) there is not currently any trading market for the Warrants or the Warrant Shares and there can be no assurances that the Warrants and the Warrant Shares will be listed on any exchange or quoted on any quotation system, and (iii) the Holder must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. The Holder further understands that such exemption depends upon, among other things, the bona fide nature of the investment intent of the Holder expressed herein. Pursuant to the foregoing, the Holder acknowledges that any certificate representing any Warrant Shares acquired by the Holder shall bear the restrictive legends set forth in Section 5(b).

         (e) INVESTMENT EXPERIENCE. The Holder, together with its advisors, has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Holder's interest in connection with the acquisition of the Warrants and any Warrant Shares. The Holder understands that the acquisition of the Warrants and any Warrant Shares is a speculative investment and involves substantial risks and that the Holder could lose the Holder's entire investment in the Warrants and any Warrant Shares. To the extent deemed necessary by the Holder, the Holder has retained, at its own expense, and has relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Warrants and any Warrant Shares. The Holder has the ability to bear the economic risks of investment in the Company, including a complete loss of the investment, and the Holder has no need for liquidity in such investment.

         (f) STATUS AS ACCREDITED INVESTOR. The Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D, promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act.

         Section 25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                  DIGITALCONVERGENCE.:COM INC.


                                  By:      /s/ PATRICK V. STARK
                                        ---------------------------------------
                                  Name:    Patrick V. Stark
                                        ---------------------------------------
                                  Title:   E.V.P.
                                        ---------------------------------------



                                  NBC-DCCI HOLDING, INC.


                                  By:    /s/
                                        ---------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------